                                                                   EXHIBIT 10.1

                                                                  EXECUTION COPY

                            Nexstar Finance, L.L.C.

                             Nexstar Finance, Inc.


                          The guarantors party hereto


                                 $ 160,000,000

                     12% Senior Subordinated Notes due 2008


                               Purchase Agreement

                              dated March 13, 2001


                       Banc of America Securities L.L.C.
                             Barclays Capital Inc.
                            CIBC World Markets Corp.
                         First Union Securities, Inc.,
              as representatives of the several initial purchasers

                               Table of Contents

SECTION 1.     Representations and Warranties..............................................................   2
 (a)  No Registration Required.............................................................................   2
 (b)  No Integration of Offerings or General Solicitation..................................................   2
 (c)  Eligibility for Resale under Rule 144A...............................................................   3
 (d)  The Offering Memorandum..............................................................................   3
 (e)  The Purchase Agreement...............................................................................   3
 (f)  The Registration Rights Agreement....................................................................   3
 (g)  Authorization of the Securities and the Exchange Securities..........................................   4
 (h)  Authorization of the Indenture.......................................................................   4
 (i)  Description of the Securities and the Indenture......................................................   5
 (j)  No Material Adverse Change...........................................................................   5
 (k)  Independent Accountants..............................................................................   5
 (l)  Preparation of the Financial Statements..............................................................   5
 (m)  Incorporation and Good Standing of the Company, the Guarantors and their Respective Subsidiaries.....   6
 (n)  Capitalization.......................................................................................   6
 (o)  Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required...........   6
 (p)  No Material Actions or Proceedings...................................................................   7
 (q)  Intellectual Property Rights.........................................................................   7
 (r)  All Necessary Permits, etc...........................................................................   7
 (s)  FCC Licenses.........................................................................................   7
 (t)  Condition of Stations................................................................................   8
 (u)  Title to Properties..................................................................................   9
 (v)  Tax Law Compliance...................................................................................   9
 (w)  Company Not an "Investment Company"..................................................................   9
 (x)  Insurance............................................................................................   9
 (y)  No Price Stabilization or Manipulation...............................................................   9
 (z)  Company's Accounting System..........................................................................   9
 (aa) ERISA Compliance.....................................................................................  10
 (bb) No Default in Senior Indebtedness....................................................................  10
 (cc) Compliance with Regulations S........................................................................  10
 (dd) Temporary Regulations S Global Note..................................................................  10
SECTION 2.     Purchase, Sale and Delivery of the Securities...............................................  11
 (a)  The Securities.......................................................................................  11
 (b)  The Closing Date.....................................................................................  11
 (c)  Delivery of the Securities...........................................................................  11
 (d)  Delivery of Offering Memorandum to the Initial Purchasers............................................  11
 (e)  Initial Purchasers as Qualified Institutional Buyers.................................................  11
 (f)  Resale of Securities.................................................................................  11
SECTION 3.     Additional Covenants........................................................................  12
 (a)  Initial Purchasers' Review of Proposed Amendments and Supplements....................................  12
 (b)  Amendments and Supplements to the Offering Memorandum and Other Securities Act Matters...............  12
 (c)  Copies of the Offering Memorandum....................................................................  13
 (d)  Blue Sky Compliance..................................................................................  13
 (e)  Use of Proceeds......................................................................................  13
 (f)  The Depositary.......................................................................................  13
 (g)  Additional Issuer Information........................................................................  13
 (h)  Future Reports to the Initial Purchasers.............................................................  13
 (i)  No Integration.......................................................................................  13
 (j)  Legended Securities..................................................................................  14

 (k)  PORTAL...............................................................................................  14
SECTION 4.     Payment of Expenses.........................................................................  14
SECTION 5.     Conditions of the Obligations of the Initial Purchasers.....................................  14
 (a)  Accountants' Comfort Letter..........................................................................  15
 (b)  No Material Adverse Change or Ratings Agency Change..................................................  15
 (c)  Opinion of Counsel for the Company...................................................................  15
 (d)  Opinion of Counsel for the Guarantors................................................................  15
 (e)  Opinion of Regulatory Counsel for the Company........................................................  15
 (f)  Opinion of Counsel for the Initial Purchasers........................................................  15
 (g)  Officers' Certificate................................................................................  15
 (h)  Bring-down Comfort Letter............................................................................  16
 (i)  PORTAL Listing.......................................................................................  16
 (j)  Registration Rights Agreement........................................................................  16
 (k)  Indenture............................................................................................  16
 (l)  Additional Documents.................................................................................  16
SECTION 6.     Reimbursement of Initial Purchasers' Expenses...............................................  17
SECTION 7.     Offer, Sale and Resale Procedures...........................................................  17
SECTION 8.     Indemnification.............................................................................  18
 (a)  Indemnification of the Initial Purchasers............................................................  18
 (b)  Indemnification of the Company, the Guarantors, their Directors and Officers.........................  19
 (c)  Notifications and Other Indemnification Procedures...................................................  19
 (d)  Settlements..........................................................................................  20
SECTION 9.     Contribution................................................................................  20
SECTION 10.    Termination of this Agreement...............................................................  22
SECTION 11.    Representations and Indemnities to Survive Delivery.........................................  22
SECTION 12.    Notices.....................................................................................  22
SECTION 13.    Successors..................................................................................  23
SECTION 14.    Partial Unenforceability....................................................................  24
SECTION 15.    Governing Law Provisions....................................................................  24
SECTION 16.    Consent to Jurisdiction.....................................................................  24
SECTION 17.    Default of One or More of the Several Initial Purchasers....................................  24
SECTION 18.    General Provisions..........................................................................  25

                               Purchase Agreement
                                                                  March 13, 2001

BANC OF AMERICA SECURITIES LLC
BARCLAYS CAPITAL INC.
CIBC WORLD MARKETS CORP.
FIRST UNION SECURITIES, INC.
[_] BANC OF AMERICA SECURITIES LLC
9 West 57/th/ Street, 31/st/ Floor
New York, New York  10019
 as representatives of the several initial purchasers


Ladies and Gentlemen:

          Nexstar Finance, L.L.C., a Delaware limited liability company, and Nexstar Finance, Inc., a Delaware corporation (together, the "Company"), propose
                                                              -------
to issue and sell to the several Initial Purchasers named in Schedule I (the
                                                             ----------
"Initial Purchasers"), acting severally and not jointly, the respective amounts
 ------------------
set forth in such Schedule I of the Company's 12% Senior Subordinated Notes due
                  ----------
2008 (the "Notes"), Banc of America Securities LLC has agreed to act as the lead
           -----
Initial Purchaser in connection with the offering and sale of the Notes.

          The Notes will be issued pursuant to an indenture, dated as of March 16, 2001 (the "Indenture"), among the Company, the Guarantors (as defined below)
               ---------
and United States Trust Company of New York, as trustee (the "Trustee").  Notes
                                                              -------
issued in book-entry form will be issued in the name of Cede & Co., as nominee of The Depository Trust Company (the "Depositary").
                                      ----------

          The holders of the Notes will be entitled to the benefits of a registration rights agreement, dated as of March 16, 2001 (the "Registration
                                                                ------------
Rights Agreement"), among the Company, the Guarantors (as defined below) and the
----------------
Initial Purchasers, pursuant to which the Company will agree to file, within 90 days of the Closing Date, a registration statement with the Commission registering the Exchange Securities (as defined below) under the Securities Act.

          The payment of principal, premium and Liquidated Damages (as defined in the Indenture), if any, and interest on the Notes and the Exchange Notes (as defined below) will be fully and unconditionally guaranteed on a senior unsecured basis, jointly and severally by (i) the parties named in Schedule II
                                                                   -----------
and (ii) any subsidiary of the Company or any party named in Schedule II formed
                                                             -----------
or acquired after the Closing Date that executes an additional guarantee in accordance with the terms of the Indenture, and their respective successors and assigns (collectively, the "Guarantors"), pursuant to their guarantees (the
                            ----------
"Guarantees").  The Notes and the Guarantees attached thereto are herein
 ----------
collectively referred to as the "Securities"; and the Exchange Notes and the
                                 ----------
Guarantees attached thereto are herein collectively referred to as the "Exchange
                                                                        --------
Securities".
----------

            The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Offering Memorandum (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the "Subsequent Purchasers") at any
                                              ---------------------
time after the date of this Agreement. The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the "Commission") under the Securities Act
                                         ----------
of 1933 (as amended, the "Securities Act," which term, as used herein, includes
                          --------------
the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. The terms of the Securities and the Indenture will require that investors that acquire Securities expressly agree that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A ("Rule 144A") or Regulation S ("Regulation
                                       ---------                     ----------
S")  thereunder).
-

            The Company has prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated February 27, 2001 (the "Preliminary Offering Memorandum"), and has prepared and will deliver to each
 -------------------------------
Initial Purchaser, copies of the Offering Memorandum, dated March 13, 2001, describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. As used herein, the "Offering Memorandum" shall mean, with respect to any date or
                  -------------------
time referred to in this Agreement, the Company's Offering Memorandum, dated March 13, 2001, including amendments or supplements thereto, any exhibits thereto, in the most recent form that has been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of offers to purchase Securities. Further, any reference to the Preliminary Offering Memorandum or the Offering Memorandum shall be deemed to refer to and include any Additional Issuer Information (as defined in Section 3) furnished by the Company prior to the completion of the distribution of the Securities.

            The Company and each of the Guarantors hereby confirm their agreements with the Initial Purchasers as follows:

SECTION 1.  Representations and Warranties.  Each of the Company  and the
            ------------------------------
Guarantors, jointly and severally, hereby represent, warrant and covenant to each Initial Purchaser as follows:

     (a)  No Registration Required.  Subject to compliance by the Initial
          ------------------------
Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the "Trust Indenture Act," which term, as used
                                      -------------------
herein, includes the rules and regulations of the Commission promulgated thereunder).

     (b)  No Integration of Offerings or General Solicitation.  Neither the
          ---------------------------------------------------
Company nor any Guarantor has, directly or indirectly, solicited any offer to buy or offered to sell, nor will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Company or Guarantors, their respective affiliates (as such term is defined in Rule 501 under the Securities Act (each, an "Affiliate"), or any person
                                                ---------
acting on its or their respective behalf (other than the Initial Purchasers, as to whom the Company and Guarantors make no representation or warranty) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, none of the Company or the Guarantors, their Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company and Guarantors make no representation or warranty) has engaged or will engage in any directed selling efforts within the meaning of Regulation S.

     (c)  Eligibility for Resale under Rule 144A.  The Securities are eligible
          --------------------------------------
for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated interdealer quotation system.

     (d)  The Offering Memorandum.  The Offering Memorandum does not, and at
          -----------------------
the Closing Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser expressly for use in the Offering Memorandum. Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A. Neither the Company nor any Guarantor has distributed or will distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers' distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than a Preliminary Offering Memorandum or the Offering Memorandum.

     (e)  The Purchase Agreement.  This Agreement has been duly authorized,
          ----------------------
executed by, and is a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law.

     (f)  The Registration Rights Agreement.  At the Closing Date, the
          ---------------------------------
Registration Rights Agreement will be duly authorized, executed and delivered by, and will be a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law. Pursuant to the Registration Rights Agreement, the Company will agree to file with the Commission, under the circumstances set forth therein, a registration statement under the Securities Act relating to another series of debt securities of the Company with terms substantially identical to the Notes (the "Exchange Notes")
                                                              --------------
to be offered in exchange for the Notes (the "Exchange Offer") and (ii) to the
                                              --------------
extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes, and in each case, to use its best efforts to cause such registration statements to be declared effective.

     (g)  Authorization of the Securities and the Exchange Securities.
          -----------------------------------------------------------

          (i) The Notes to be purchased by the Initial Purchasers from the Company are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and at the Closing Date the Indenture will have been duly executed by the Company and the Guarantors and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

          (ii) The Exchange Notes have been duly and validly authorized for issuance by the Company, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity and will be entitled to the benefits of the Indenture.

          (iii) The Guarantees of the Notes and the Exchange Notes are in the respective forms contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by each of the Guarantors and, when the Notes have been authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Guarantors, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

     (h)  Authorization of the Indenture.  The Indenture has been duly
          ------------------------------
authorized by the Company and the Guarantors, and, at the Closing Date, will have been duly executed and delivered by the Company and the Guarantors, and will constitute a valid and binding agreement of the Company and the Guarantors, enforceable against the Company and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

     (i)  Description of the Securities and the Indenture.  The Notes, the
          -----------------------------------------------
Exchange Notes, the Guarantees of the Notes and the Exchange Notes and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

     (j)  No Material Adverse Change.  Except as otherwise disclosed in the
          --------------------------
Offering Memorandum, subsequent to the respective dates as of which information is given in the Offering Memorandum: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company, the Guarantors and their respective subsidiaries (any such change is called a "Material Adverse
                                                                ----------------
Change"); (ii) none of the Company, the Guarantors or their respective
------
subsidiaries have incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company, the Guarantors or their respective subsidiaries on any class of capital stock or repurchase or redemption by the Company, the Guarantors or their respective subsidiaries of any class of capital stock.

     (k)  Independent Accountants.  PricewaterhouseCoopers LLP and Ernst & Young
          -----------------------
LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) included in the Offering Memorandum are independent public or certified public accountants within the meaning of Regulation S-X under the Securities Act and the Exchange Act.

     (l)  Preparation of the Financial Statements.  The financial statements,
          ---------------------------------------
together with the related schedules and notes, included in the Offering Memorandum present fairly the consolidated financial position of the Company , the Guarantors and their respective subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The financial data set forth in the Offering Memorandum under the captions "Offering Memorandum Summary--Summary Historical and Pro Forma Condensed Consolidated Financial Data" and "Selected Historical Consolidated Financial Data" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Offering Memorandum. The pro forma consolidated, condensed financial statements of the Company, the Guarantors and their respective subsidiaries and the related notes thereto included under the caption "Offering Memorandum Summary--Summary Historical and Pro Forma Condensed Consolidated Financial Data", "Unaudited Pro Forma Consolidated Financial Statements" and elsewhere in the Offering Memorandum present fairly the information contained therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, except that Adjusted EBITDA and broadcast cash flow are not within the scope of the Commission's guidelines, and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

       (m)  Incorporation and Good Standing of the Company, the Guarantors and
            ------------------------------------------------------------------
their Respective Subsidiaries.  Each of the Company , the Guarantors and their
-----------------------------
respective subsidiaries has been duly incorporated or formed, as applicable, and is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, in the case of the Company and each of the Guarantors, to enter into and perform their respective obligations under each of this Agreement, the Registration Rights Agreement, the Securities, the Exchange Securities, the Guarantees and the Indenture. Each of the Company, the Guarantors and their respective subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock or LLC interests, as applicable, of each subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule III hereto.
                                                   ------------

     (n)  Capitalization.  At December 31, 2000, on a consolidated basis, after
          --------------
giving pro forma effect to the issuance and sale of the Securities pursuant hereto, the Company would have an authorized and outstanding capitalization as set forth in the Offering Memorandum under the caption "Capitalization" (other than for subsequent issuances of capital stock, if any, pursuant to employee benefit plans described in the Offering Memorandum or upon exercise of outstanding options or warrants described in the Offering Memorandum).

     (o)  Non-Contravention of Existing Instruments; No Further Authorizations
          --------------------------------------------------------------------
or Approvals Required.  Neither the Company, the Guarantors, nor any of their
---------------------
respective subsidiaries is in violation of its charter or by-laws or is in default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note,
  -------
contract, franchise, lease or other instrument to which the Company, the Guarantors or their respective subsidiaries is a party or by which it or any of them may be bound (including, without limitation, the Company's $72.0 million, six-year revolving credit facility, $110.0 million, six-year term loan facility, and the Bastet Group's $43.0 million, six-year revolving credit facility), or to which any of the property or assets of the Company, the Guarantors or any of their respective subsidiaries is subject (each, an "Existing Instrument"),
                                                    -------------------
except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company's and the Guarantors' execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Indenture, and the issuance and delivery of the Securities (including the Guarantees endorsed thereon) or the Exchange Securities (including the Guarantees endorsed thereon), and consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws of the Company, the Guarantors or any of their respective subsidiaries, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Guarantors or their respective subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company, the Guarantors or any of their respective subsidiaries. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's or the Guarantors' execution, delivery and performance of this Agreement, the Registration Rights Agreement or the Indenture, or the issuance and delivery of the Securities (including the Guarantees endorsed thereon) or the Exchange Securities (including the Guarantees endorsed thereon), or consummation of the transactions contemplated hereby and thereby and by the Offering Memorandum, except such as have been obtained or made by the Company or the Guarantors and are in full force and effect under the Securities Act, applicable state securities or blue sky laws and except such as may be required by federal and state securities laws with respect to the Company's or the Guarantors' obligations under the Registration Rights Agreement.

     (p)  No Material Actions or Proceedings.  There are no legal or
          ----------------------------------
governmental actions, suits or proceedings pending or, to the best of the Company's or any Guarantor's knowledge, threatened against or affecting the Company, the Guarantors or their respective subsidiaries, (ii) which has as the subject thereof any property owned or leased by the Company, the Guarantors or their respective subsidiaries, where in any such case there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company, any Guarantor or any such subsidiary and any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company, the Guarantors or their respective subsidiaries, exists or, to the best of the Company's or any Guarantor's knowledge, is threatened or imminent.

     (q)  Intellectual Property Rights.  Except as otherwise disclosed in the
          ----------------------------
Offering Memorandum, the Company, the Guarantors and their respective subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") reasonably necessary to conduct
                ----------------------------
their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. None of the Company, the Guarantors, or any of their respective subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would result in a Material Adverse Change.

     (r)  All Necessary Permits, etc.  Each of the Company, the Guarantors and
          --------------------------
their respective subsidiaries possesses such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and none of the Company, the Guarantors, or any of their respective subsidiaries has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

     (s)  FCC Licenses.
          ------------

          (i) The Company and each of the Guarantors holds such validly issued Federal Communications Commission ("FCC") licenses and authorizations as are
                                    ---
necessary to operate their respective television stations, which are listed on
Schedule IV (the "Stations"), as they are currently operated (collectively, the
-----------       --------
"FCC Licenses"), and each such FCC License is in full force and effect.  The FCC
 ------------
Licenses of the Company and each such Guarantor are listed on Schedule IV, and
                                                              -----------
each of such FCC Licenses has the expiration date indicated on Schedule IV.
                                                               -----------

          (ii) Neither the Company nor any Guarantor has knowledge of any condition imposed by the FCC as part of any FCC License, which condition is neither set forth on the face thereof as issued by the FCC nor contained in the rules and regulations of the FCC applicable generally to stations of the type, nature, class or location of the Station in question. Each Station has been and is being operated in all material respects in accordance with the terms and conditions of the FCC Licenses applicable to it and the rules and regulations of the FCC and the Communications Act of 1934, as amended (the "Communications
                                                             --------------
Act").
---

          (iii) No proceedings are pending or are threatened which may result in the revocation, modification, non-renewal or suspension of any of the FCC Licenses, the denial of any pending applications, the issuance of any cease and desist order or the imposition of any fines, forfeitures or other administrative actions by the FCC with respect to any Station or its operation, other than any matters which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Change and proceedings affecting the television broadcasting industry in general.

          (iv) All reports, applications and other documents required to be filed by the Company or any such Guarantor with the FCC with respect to the Stations have been timely filed, and all such reports, applications and documents are true, correct and complete in all respects, except where the failure to make such timely filing or any inaccuracy therein could not reasonably be expected to result in a Material Adverse Change, and neither the Company nor any of the Guarantors has knowledge of any matters that could reasonably be expected to result in the suspension or revocation of or the refusal to renew any of the FCC Licenses or the imposition on the Company or any Guarantor of any material fines or forfeitures by the FCC, or which could reasonably be expected to result in the revocation, rescission, reversal or modification of any Station's authorization to operate as currently authorized under the Communications Act and the policies, rules and regulations of the FCC.

          (v) There are no unsatisfied or otherwise outstanding citations issued by the FCC with respect to any Station or its operations.

     (t)  Condition of Stations.  All of the material properties, equipment and
          ---------------------
systems of the Company and the Guarantors and the Stations owned and/or operated by them are, and all material properties, equipment and systems to be added in connection with any contemplated Station expansion or construction will be, in condition which is sufficient for the operation thereof in accordance with past practice of the Station in question and are and will be in compliance with all applicable standards, rules or requirements imposed by (a) any governmental agency or authority including without limitation the FCC and (b) any FCC License, in each case except where such noncompliance could not reasonably be expected to result in a Material Adverse Change.

     (u)  Title to Properties.  The Company, the Guarantors and each of their
          -------------------
respective subsidiaries have good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1 above, in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company, such Guarantor or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company, Guarantors or any of their respective subsidiaries are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company, such Guarantor or such subsidiary.

     (v)  Tax Law Compliance.  The Company and their consolidated subsidiaries
          ------------------
(including the Guarantors) have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in
Section 1 above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company and any of its consolidated subsidiaries (including the Guarantors) has not been finally determined.

     (w)  Company Not an "Investment Company".  The Company has been advised of
          -----------------------------------
the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and after receipt of payment
      ----------------------
for the Securities will not be, an "investment company" within the meaning of Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

     (x)  Insurance.  Each of the Company, the Guarantors and their respective
          ---------
subsidiaries are insured by recognized, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company, the Guarantors and their respective subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. The Company and Guarantors have no reason to believe that it or any of their respective subsidiaries will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.
None of the Company, the Guarantors or any of their respective subsidiaries has been denied any insurance coverage that it has sought or for which it has applied.

     (y)  No Price Stabilization or Manipulation.  The Company has not taken and
          --------------------------------------
will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

     (z)  Company's Accounting System.  The Company and each Guarantor maintain
          ---------------------------
a system of accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (aa) ERISA Compliance.  Except as otherwise disclosed in the Offering
          ----------------
Memorandum, the Company , the Guarantors, their respective subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by
                                           -----
the Company, the Guarantors or their respective subsidiaries or their "ERISA
                                                                       -----
Affiliates" (as defined below) are in compliance in all material respects with
----------
ERISA. "ERISA Affiliate" means, with respect to the Company, any Guarantor or any of their respective subsidiaries, any member of any group of organizations described in Sections 414, , or of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "Code") of which the Company, such Guarantor or such subsidiary is a member. No
 ----
"reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, the Guarantors or their respective subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, the Guarantors, their respective subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). None of the Company, the Guarantors, their respective subsidiaries or any of their ERISA Affiliates have incurred or reasonably expect to incur any liability under Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, the Guarantors, their respective subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

     (bb) No Default in Senior Indebtedness.  No event of default exists under
          ---------------------------------
any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument constituting Senior Debt (as defined in the Indenture).

     (cc) Compliance with Regulations S.  The Company, the Guarantors, their
          -----------------------------
respective affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902.

     (dd) Temporary Regulations S Global Note.  The Securities sold in
          -----------------------------------
reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of the Securities Act and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

          Any certificate signed by an officer of the Company or any of the Guarantors and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company or such Guarantor to each Initial Purchaser as to the matters set forth therein.

SECTION 2. Purchase, Sale and Delivery of the Securities.
           ----------------------------------------------

      (a)  The Securities. The Company agrees to issue and sell to the several
           ---------------
Initial Purchasers, severally and not jointly, all of the Securities upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Initial Purchasers agree, severally and not jointly, to purchase from the Company the aggregate principal amount of Securities set forth opposite their names on Schedule I, at a purchase price of 93.42% of the
                        ----------
principal amount thereof payable on the Closing Date.

      (b)  The Closing Date. Delivery of certificates for the Securities in
           ----------------
definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Latham & Watkins, 885 Third Avenue, New York, New York (or such other place as may be agreed to by the Company and the Initial Purchasers) at 9:00 a.m. New York City time, on March 16, 2001 or such other time and date as the Initial Purchasers shall designate by notice to the Company (the time and date of such closing are called the "Closing Date"). The Company
                                                   ------------
hereby acknowledges that circumstances under which the Initial Purchasers may provide notice to postpone the Closing Date as originally scheduled include, but are in no way limited to, any determination by the Company or the Initial Purchasers to recirculate to investors copies of an amended or supplemented Offering Memorandum or a delay as contemplated by the provisions of Section 16.

      (c)  Delivery of the Securities. The Company shall deliver, or cause to be
           --------------------------
delivered, to Banc of America Securities LLC for the accounts of the several Initial Purchasers certificates for the Securities at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Securities shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depository, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Initial Purchasers may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

      (d)  Delivery of Offering Memorandum to the Initial Purchasers. Not later
           ---------------------------------------------------------
than 12:00 noon on the second business day following the date of this Agreement, the Company shall deliver or cause to be delivered copies of the Offering Memorandum in such quantities and at such places as the Initial Purchasers shall reasonably request.

      (e)  Initial Purchasers as Qualified Institutional Buyers. Each Initial
           ----------------------------------------------------
Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that it is a "qualified institutional buyer" within the meaning of Rule 144A (a "Qualified Institutional Buyer") and an "accredited investor"
              -----------------------------
within the meaning of Rule 501 under the Securities Act (an "Accredited
                                                             ----------
Investor").
---------

      (f)  Resale of Securities. Each Initial Purchaser severally and not
           --------------------
jointly represents and warrants to, and agrees with the Company that such Initial Purchaser will make offers of the Securities purchased hereunder on the terms set forth in the

Offering Memorandum solely to (i) persons whom such Initial Purchaser reasonably believes to be Qualified Institutional Buyers, and (ii) persons permitted to purchase the Securities in offshore transactions in reliance upon Regulation S under the Securities Act (such persons specified in clauses (i) and (ii) are the Subsequent Purchasers referred to herein.

SECTION 3. Additional Covenants. The Company and the Guarantors, jointly and
           --------------------
severally, further covenant and agree with each Initial Purchaser as follows:

      (a)  Initial Purchasers' Review of Proposed Amendments and Supplements.
           -----------------------------------------------------------------
Prior to amending or supplementing the Offering Memorandum, the Company shall furnish to the Initial Purchasers for review a copy of each such proposed amendment or supplement, and the Company shall not use any such proposed amendment or supplement to which the Initial Purchasers reasonably object.

      (b)  Amendments and Supplements to the Offering Memorandum and Other
           ---------------------------------------------------------------
Securities Act Matters. If, prior to the completion of the placement of the
----------------------
Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, not misleading, or if in the opinion of the Initial Purchasers or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Offering Memorandum to comply with law, the Company agrees to promptly prepare (subject to Section 3 hereof), and furnish at their own expense to the Initial Purchasers, amendments or supplements to the Offering Memorandum so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum, as amended or supplemented, will comply with law.

           Following the consummation of the Exchange Offer or the effectiveness of an applicable shelf registration statement and for so long as the Securities are outstanding if, in the reasonable judgment of the Initial Purchasers, the Initial Purchasers or any of their affiliates (as such term is defined in the rules and regulations under the Securities Act) are required to deliver a prospectus in connection with sales of, or market-making activities with respect to, such securities, to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of
Section 10 of the Securities Act, to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing as of the date the prospectus is so delivered, not misleading and to provide the Initial Purchasers with copies of each amendment or supplement filed and the information required to be provided to the Trustee pursuant to the Indenture.

           The Company and Guarantors hereby expressly acknowledge that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3.

      (c)  Copies of the Offering Memorandum. The Company agrees to furnish the
           ---------------------------------
Initial Purchasers, without charge, as many copies of the Offering Memorandum and any amendments and supplements thereto as they shall have reasonably requested.

      (d)  Blue Sky Compliance. The Company shall cooperate with the Initial
           -------------------
Purchasers and counsel for the Initial Purchasers to qualify or register the Securities for sale under (or obtain exemptions from the application of) the Blue Sky or state securities laws of those jurisdictions designated by the Initial Purchasers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Initial Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

      (e)  Use of Proceeds. The Company shall apply the net proceeds from the
           ---------------
sale of the Securities sold by it in the manner described under the caption "Use of Proceeds" in the Offering Memorandum.

      (f)  The Depositary. The Company will cooperate with the Initial
           --------------
Purchasers and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

      (g)  Additional Issuer Information. Additionally, at any time when the
           -----------------------------
Company is not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of Securities, the Company shall furnish, at its expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information ("Additional
                                                                  ----------
Issuer Information") satisfying the requirements of subsection of Rule 144A.
-------------------


      (h)  Future Reports to the Initial Purchasers. For so long as any
           ----------------------------------------
Securities or Exchange Securities remain outstanding, the Company and Guarantors will furnish to Banc of America Securities LLC (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company and Guarantors as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's and Guarantors' independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company and Guarantors with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company or the Guarantors mailed generally to holders of its capital stock or debt securities (including the holders of the Securities).

      (i)  No Integration. The Company agrees that it will not and will cause
           --------------
cause its Affiliates not to make any offer or sale of securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of the sale of the Securities by the Company to the Initial Purchasers, (i) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (ii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4 thereof or by Rule 144A or by Regulation S thereunder or otherwise.

      (j)  Legended Securities. Each certificate for a Note will bear the legend
           -------------------
contained in "Notice to Investors" in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.

      (k)  PORTAL. The Company will use its best efforts to cause such Notes to
           ------
be eligible for the National Association of Securities Dealers, Inc. PORTAL market (the "PORTAL market").
             -------------

           Banc of America Securities LLC, on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Company or any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

SECTION 4. Payment of Expenses. The Company agrees to pay all costs, fees and
           -------------------
expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Company's and the Guarantors' counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of each preliminary Offering Memorandum and the Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Registration Rights Agreement, the Indenture and the Notes and the Guarantees, all filing fees, attorneys' fees and expenses incurred by the Company, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the Blue Sky laws and, if requested by the Initial Purchasers, preparing and printing a "Blue Sky Survey" or memorandum, and any supplements thereto, advising the Initial Purchasers of such qualifications, registrations and exemptions, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies and the listing of the Securities with the PORTAL market, (viii) any filing fees incident to the review by the National Association of Securities Dealers, Inc., if any, of the terms of the sale of the Securities or the Exchange Securities, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Guarantors in connection with approval of the Securities by DTC for "book-entry" transfer, and the performance by the Company and the Guarantors of their respective obligations under this Agreement. Except as provided in this Section 4, Section 6, Section 8 and
Section 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

SECTION 5. Conditions of the Obligations of the Initial Purchasers. The
           -------------------------------------------------------
obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company and Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Company and Guarantors of its covenants and other obligations hereunder, and to each of the following additional conditions:

      (a)  Accountants' Comfort Letter. On the date hereof, the Initial
           ---------------------------
Purchasers shall have received from each of PricewaterhouseCoopers LLP, independent public or certified public accountants for the Company, and Ernst & Young LLP, independent auditors with respect to KTAL-TV, Inc., a letter dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountant's "comfort letters" to Initial Purchasers, delivered according to Statement of Auditing Standards Nos. 72 and 76 (or any successor bulletins), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Offering Memorandum.

      (b)  No Material Adverse Change or Ratings Agency Change. For the period
           ---------------------------------------------------
from and after the date of this Agreement and prior to the Closing Date:

               (i) in the reasonable judgment of the Initial Purchasers there shall not have occurred any Material Adverse Change; and

               (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities of the Company, the Guarantors or their respective subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436 under the Securities Act.

      (c)  Opinion of Counsel for the Company. On the Closing Date, the Initial
           ----------------------------------
Purchasers shall have received the favorable opinion of Kirkland & Ellis, counsel for the Company and certain of the Guarantors, dated as of such Closing Date, the form of which is attached as Exhibit A.
                                       ---------

      (d)  Opinion of Counsel for the Guarantors. On the Closing Date, the
           -------------------------------------
Initial Purchasers shall have received the favorable opinion of Arter & Hadden LLP counsel for certain of the Guarantors, dated as of such Closing Date, the form of which is attached as Exhibit B.
                             ---------

      (e)  Opinion of Regulatory Counsel for the Company. On the Closing Date,
           ----------------------------------------------
the Initial Purchasers shall have received the favorable opinion of Arter & Hadden LLP, special regulatory counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit C.
                                       ---------

      (f)  Opinion of Counsel for the Initial Purchasers. On the Closing Date
           ---------------------------------------------
the Initial Purchasers shall have received the favorable opinion of Latham & Watkins, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

      (g)  Officers' Certificate. On the Closing Date the Initial Purchasers
           ---------------------
shall have received a written certificate executed by the Chairman of the Board, Chief

Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company and each Guarantor, dated as of the Closing Date, to the effect set forth in subsection (b) (ii) of this Section 5, and further to the effect that:

               (i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;

               (ii) the representations and warranties of the Company, and of such Guarantor, set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of the Closing Date; and

               (iii) the Company, and such Guarantor, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

      (h)  Bring-down Comfort Letter. On the Closing Date, the Initial
           -------------------------
Purchasers shall have received from each of PricewaterhouseCoopers LLP, independent public or certified public accountants for the Company, and from Ernst & Young LLP, independent auditors with respect to KTAL-TV, Inc. a letter dated such date, in form and substance satisfactory to the Initial Purchasers, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date.

      (i)  PORTAL Listing. At the Closing Date the Notes shall have been
           --------------
designated for trading on the PORTAL market.

      (j)  Registration Rights Agreement. The Company and each Guarantor shall
           -----------------------------
have entered into the Registration Rights Agreement and the Initial Purchasers shall have received executed counterparts thereof.

      (k)  Indenture. The Company, each Guarantor and the Trustee shall have
           ---------
entered into the Indenture and the Initial Purchasers shall have received an executed copy thereof.

      (l)  Additional Documents. On or before the Closing Date, the Initial
           --------------------
Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

           If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination.

SECTION 6. Reimbursement of Initial Purchasers' Expenses. If this Agreement is
           ---------------------------------------------
terminated by the Initial Purchasers pursuant to Section 5, or if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company or the Guarantors to perform any agreement herein or to comply with any provision hereof, each of the Company and Guarantors agrees, jointly and severally, to reimburse the Initial Purchasers (or such Initial Purchasers as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

SECTION 7. Offer, Sale and Resale Procedures. Each of the Initial Purchasers,
           ---------------------------------
on the one hand, and the Company and each of the Guarantors, on the other hand, hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

           (A) Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be qualified institutional buyers (as defined in Rule 144A under the Securities Act) or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S under the Securities Act, upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.
   -------               -------

           (B) The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) will be used in the United States in connection with the offering of the Securities.

           (C) Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Securities) shall bear the following legend:

"THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (i) (a) TO A PERSON WHO IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE

REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINE DIN RULE 501(a)(1), (2), (3) OR (7) OF THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR")) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUE THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE ISSUER SO REQUESTS), (ii) TO THE ISSUER, OR (iii) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

           Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company for any losses, damages or liabilities suffered or incurred by the Company, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security by non-Affiliates of the Initial Purchasers.

SECTION 8. Indemnification.
           ---------------

      (a)  Indemnification of the Initial Purchasers. The Company and the
           -----------------------------------------
Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser, its directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser or such controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or
(ii) in whole or in part upon any failure of the Company or the Guarantors to perform its obligations hereunder or under law; or (iii) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause above, provided that the Company and the Guarantors shall not be liable under this clause (iii) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct; and to reimburse each Initial Purchaser and each such controlling person for reasonable expenses (including the reasonable fees and disbursements of counsel chosen by Banc of America Securities LLC) as such expenses are reasonably incurred by such Initial Purchaser or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers for use in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8 shall be in addition to any liabilities that the Company or the Guarantors may otherwise have.

      (b)  Indemnification of the Company, the Guarantors, their Directors and
           -------------------------------------------------------------------
Officers. Each Initial Purchaser agrees, severally and not jointly, to indemnify
--------
and hold harmless the Company, the Guarantors and each of their respective directors and each person, if any, who controls the Company and the Guarantors within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company or any such director, or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use therein; and to reimburse the Company, any such Guarantor, or any such director or controlling person for any legal and other expenses reasonably incurred by the Company, any such Guarantor or any such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Initial Purchasers have furnished to the Company expressly for use in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) are the statements set forth as the sixth paragraph on page ii of the Offering Memorandum concerning stabilization by the Initial Purchasers and in the last sentence of the third paragraph, the second sentence of the fourth paragraph and in the fifth paragraph under the caption "Plan of Distribution" in the Offering Memorandum; and the Initial Purchasers confirm that such statements are correct. The indemnity agreement set forth in this
Section 8 shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

      (c)  Notifications and Other Indemnification Procedures. Promptly after
           --------------------------------------------------
receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this
Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (Banc of America Securities LLC in the case of Section 8 and Section 9), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

      (d)  Settlements. The indemnifying party under this Section 8 shall not be
           -----------
liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8 hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

SECTION 9. Contribution.
           ------------

          If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein in such proportion as is appropriate to reflect the relative benefits received by the Company or the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause above but also the relative fault of the Company or the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company or Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Company or the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Company or the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 8 with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 for purposes of indemnification.

          The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

          Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule I. For purposes of this
   ----------

Section 9, each director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company, and each person, if any, who controls the Company and each Guarantor with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and each Guarantor.

SECTION 10.  Termination of this Agreement. Prior to the Closing Date, this
             -----------------------------
Agreement may be terminated by the Initial Purchasers by notice given to the Company if at any time (i) trading in securities generally on either the Nasdaq Stock Market or the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on any such stock exchanges by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York, Delaware or California authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the reasonable judgment of the Initial Purchasers is material and adverse and makes it impracticable to market the Securities in the manner and on the terms described in the Offering Memorandum or to enforce contracts for the sale of securities; (iv) in the reasonable judgment of the Initial Purchasers there shall have occurred any Material Adverse Change; or the Company, the Guarantors or their respective subsidiaries shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the reasonable judgment of the Initial Purchasers may interfere materially with the conduct of the business and operations of the Company, the Guarantors or their respective subsidiaries regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 10 shall be without liability on the part of the Company and the Guarantors to any Initial Purchaser, except that the Company and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Section 4 and, in the case of clause (iv) above, Section 6 hereof, any Initial Purchaser to the Company, or of any party hereto to any other party except that the provisions of Section 8 and Section 9 shall at all times be effective and shall survive such termination.

SECTION 11.  Representations and Indemnities to Survive Delivery. The respective
             ---------------------------------------------------
indemnities, agreements, representations, warranties and other statements of the Company and the Guarantors, of their respective officers and of the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Company, the Guarantors or any of their respective partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

SECTION 12.  Notices. All communications hereunder shall be in writing and shall
             -------
be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Initial Purchasers:

     Banc of America Securities LLC
     9 West 57/th/ Street, 31/st/ Floor
     New York, NY 10019
     Facsimile: [_______]
     Attention: High Yield Capital Markets

 with a copy to:

     Latham & Watkins
     885 Third Avenue, Suite 1000
     New York, NY 10022
     Facsimile: 212-751-4864
     Attention: Gregory Ezring, Esq.

If to the Company or any Nexstar Guarantor:

     Nexstar Finance, L.L.C.
     200 Abington Executive Park, Suite 201
     Clarks Summit, PA 18411
     Facsimile:
     Attention: Shirley Green

with a copy to:

     Kirkland & Ellis
     153 East 53/rd/ Street
     New York, NY 10022
     Facsimile: (212) 446-4900
     Attention: Joshua N. Korff, Esq.

If to any Bastet/Mission Guarantor:

     Bastet Broadcasting, Inc.
     Mission Broadcasting of Wichita Falls, Inc.
     806 South Cassingham
     Bexley, OH 43209
     Facsimile: (330) 335-8808
     Attention: David S. Smith

with a copy to:

     Arter & Hadden LLP
     1801 K Street, NW Suite 400K
     Washington, D.C. 20006
     Facsimile: (202) 857-0172
     Attention: Howard M. Liberman, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

SECTION 13.  Successors. This Agreement will inure to the benefit of and be
             ----------
binding upon the parties hereto, including any substitute Initial Purchasers pursuant to

Section 16 hereof, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 and Section 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

SECTION 14.  Partial Unenforceability. The invalidity or unenforceability of any
             ------------------------
Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

SECTION 15.  Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND
             ------------------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

SECTION 16.  Consent to Jurisdiction. Any legal suit, action or proceeding
             -----------------------
arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the
         -------------------
United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the "Specified Courts"), and each party irrevocably
                             ----------------
submits to the non-exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related
                                                              -------
Judgment"), as to which such jurisdiction is non-exclusive) of such courts in
--------
any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 17.  Default of One or More of the Several Initial Purchasers. If any
             --------------------------------------------------------
one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names on Schedule I bears to the aggregate number of Securities set forth
         ----------
opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of
Section 4, Section 8 and Section 9 shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Offering Memorandum or any other documents or arrangements may be effected.

          As used in this Agreement, the term "Initial Purchaser" shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 10. Any action taken under this Section 16 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

SECTION 18.  General Provisions. This Agreement constitutes the entire agreement
             ------------------
of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                   Very truly yours,


                                   NEXSTAR FINANCE, L.L.C.
                                   NEXSTAR FINANCE, INC.



                                   By: /s/ Shirley Green
                                       -------------------------------------
                                       Name: Shirley Green
                                       Title: Vice President and Secretary

                                   ENTERTAINMENT REALTY CORPORATION
                                   NEXSTAR BROADCASTING GROUP, INC.
                                   NEXSTAR BROADCASTING OF ABILENE, L.L.C.
                                   NEXSTAR BROADCASTING OF BEAUMONT/ PORT
                                       ARTHUR, L.L.C.
                                   NEXSTAR BROADCASTING OF CHAMPAIGN, L.L.C.
                                   NEXSTAR BROADCASTING OF ERIE, L.L.C.
                                   NEXSTAR BROADCASTING OF JOPLIN, L.L.C.
                                   NEXSTAR BROADCASTING OF LOUISIANA, L.L.C.
                                   NEXSTAR BROADCASTING OF MIDLAND-ODESSA,
                                       L.L.C.
                                   NEXSTAR BROADCASTING OF THE MIDWEST, INC.
                                   NEXSTAR BROADCASTING OF NORTHEASTERN
                                       PENNSYLVANIA, L.L.C.
                                   NEXSTAR BROADCASTING OF PEORIA, L.L.C.
                                   NEXSTAR BROADCASTING OF ROCHESTER, L.L.C.
                                   NEXSTAR BROADCASTING OF WICHITA FALLS, L.L.C.


                                   By: /s/ Shirley Green
                                       ---------------------------------------
                                       Name: Shirley Green
                                       Title: Vice President and Secretary

                                   BASTET BROADCASTING, INC.
                                   MISSION BROADCASTING OF WICHITA FALLS, INC.

                                   By: /s/ David S. Smith
                                       ---------------------------------------
                                       Name: David S. Smith
                                       Title: President

          The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.


BANC OF AMERICA SECURITIES LLC
BARCLAYS CAPITAL INC.
CIBC WORLD MARKETS CORP.
FIRST UNION SECURITIES, INC.,
as representatives of the several initial purchasers

By: BANC OF AMERICA SECURITIES LLC



By: /s/ D J Kelly
    ---------------------------------
    Name: D J Kelly
    Title: Managing Director

                                  SCHEDULE I

                                                      Aggregate
                                                      Principal Amount
Initial Purchasers                                    of Securities to
                                                      be Purchased
Banc of America Securities LLC..................      $112,000,000
Barclays Capital Inc............................        24,000,000
CIBC World Markets Corp.........................        12,000,000
First Union Securities, Inc.....................        12,000,000

   Total........................................      $160,000,000

                                  SCHEDULE II

                                  Guarantors

Nexstar Guarantors:

Entertainment Realty Corporation
Nexstar Broadcasting Group, Inc.
Nexstar Broadcasting of Abilene, L.L.C.
Nexstar Broadcasting of Beaumont/Port Arthur, L.L.C.
Nexstar Broadcasting of Champaign, L.L.C.
Nexstar Broadcasting of Erie, L.L.C.
Nexstar Broadcasting of Joplin, L.L.C.
Nexstar Broadcasting of Louisiana, L.L.C.
Nexstar Broadcasting of Midland-Odessa, L.L.C.
Nexstar Broadcasting of the Midwest, Inc.
Nexstar Broadcasting of Northeastern Pennsylvania, L.L.C.
Nexstar Broadcasting of Peoria, L.L.C.
Nexstar Broadcasting of Rochester, L.L.C.
Nexstar Broadcasting of Wichita Falls, L.L.C.

Bastet/Mission Guarantors:

Bastet Broadcasting, Inc.
Mission Broadcasting of Wichita Falls, Inc.

                                 SCHEDULE III

                                 Subsidiaries

                                     III-1

                                  SCHEDULE IV

                              Port Arthur, Texas
            (Nexstar Broadcasting of Beaumont-Port Arthur, L.L.C.)


Facility Type                        Call Sign           Exp. Date
-------------                        ---------           ----------

TV Broadcast Station License         KBTV-TV             08/01/2006
TV Intercity Relay                   KB-98129            08/01/2006
TV Pickup                            KD-4600             08/01/2006
TV Pickup                            KE-5101             08/01/2006
Auxiliary Remote Pickup              KKX215              08/01/2006
TV Studio Transmitter Link           KLA-89              08/01/2006
TV Pickup                            KT-2456             08/01/2006
TV Intercity Relay                   WLD-443             08/01/2006
TV Intercity Relay                   WPNG-520            08/01/2006


                             Wichita Falls, Texas
                (Nexstar Broadcasting of Wichita Falls, L.L.C.)


Facility Type                        Call Sign           Exp. Date
-------------                        ---------           ----------

TV Broadcast Station License         KFDX-TV             08/01/2006
Auxiliary Low Power System           BLP00464            08/01/2006
TV Pickup                            KB-55270            08/01/2006
Auxiliary Remote Pickup              KLB-725             08/01/2006
TV Pickup                            KJ-3525             08/01/2006


                                Midland, Texas
               (Nexstar Broadcasting of Midland-Odessa, L.L.C.)


Facility Type                        Call Sign           Exp. Date
-------------                        ---------           ----------

TV Broadcast Station License         KMID                08/01/2006
TV Translator Station License        K12FM               08/01/2006
TV Pickup                            KB-96686            08/01/2006
TV Studio Transmitter Link           KKR-61              08/01/2006
TV Studio Transmitter Link           KLB-45              08/01/2006
TV Studio Transmitter Link           WHG-362             08/01/2006
TV Intercity Relay                   WLE-628             08/01/2006
TV Intercity Relay                   WLE-644             08/01/2006
TV Intercity Relay                   WLF-217             08/01/2006
Weather Radar Station                WPMY-327            03/25/2004

                                Abilene, Texas
                   (Nexstar Broadcasting of Abilene, L.L.C.)


Facility Type                         Call Sign            Exp. Date
-------------                         ---------            ----------

TV Broadcast Station License          KTAB-TV              08/01/2006
Receive-Only Earth Station            E8009                11/16/2004
Business Radio                        KA-51599             04/17/2004
TV Pickup                             KS-5717              08/01/2006
Business Radio                        WGA-708              04/17/2004
TV Studio Transmitter Link            WGH-906              08/01/2006
Business Radio                        WZJ-613              04/17/2004


                               Texarkana, Texas
                  (Nexstar Broadcasting of Louisiana, L.L.C.)


Facility Type                         Call Sign            Exp. Date
-------------                         ---------            ----------

TV Broadcast Station License          KTAL-TV              08/01/2006
Transmit-Receive Earth Station        E940521              12/02/2004
Auxiliary Low Power Station           BLQ-74               08/01/2006
TV Pickup                             KA-88839             08/01/2006
Auxiliary Remote Pickup               KLB-589              08/01/2006
Auxiliary Remote Pickup               KLB-590              08/01/2006
Auxiliary Remote Pickup               KLB-591              08/01/2006
TV Studio Transmitter Link            KLS-96               08/01/2006
TV Intercity Relay                    WHB-602              08/01/2006
TV Studio Transmitter Link            WHB-603              08/01/2006
TV Studio Transmitter Link            WHB-604              08/01/2006
TV Intercity Relay                    WLP-781              08/01/2006
TV Intercity Relay                    WLP-782              08/01/2006


                              Rochester, New York
                  (Nexstar Broadcasting of Rochester, L.L.C.)


Facility Type                         Call Sign            Exp. Date
-------------                         ---------            ----------

TV Broadcast Station License          WROC                 06/01/2007
Receive-Only Earth Station            E940506              09/15/2004
Transmit/Receive Earth Station        E000660              12/12/2010
TV Pickup                             KA-4851              06/01/2007
TV Intercity Relay                    KA-6058              06/01/2007
TV Studio Transmitter Link            KEA-91               06/01/2007
TV Pickup                             KR-4704              06/01/2007
TV Pickup                             KR-4705              06/01/2007
Auxiliary Remote Pickup               WHE-925              06/01/2007
Auxiliary Remote Pickup               WHE-926              06/01/2007

                          Wilkes-Barre, Pennsylvania
          (Nexstar Broadcasting of Northeastern Pennsylvania, L.L.C.)


Facility Type                                Call Sign         Exp. Date
-------------                                ---------         ----------

TV Broadcast Station License                 WBRE-TV           08/01/2007
TV Translator Station License                W24BL             07/31/2007
TV Translator Station License                W30AN             07/31/2007
TV Translator Station License                W51BP             07/31/2007
TV Translator Station License                W64AL             07/31/2007
Transmit-Only Earth Station License          E910642           11/01/2001
TV Pickup                                    KA-35201          08/01/2007
TV Pickup                                    KA-35425          08/01/2007
TV Pickup                                    KA-74870          08/01/2007
Business Radio                               KB-88735          06/26/2004
TV Pickup                                    KC-62824          08/01/2007
Broadcast Auxiliary                          KF-5726           08/01/2007
R/P Base Mobile System                       KGU-973           08/01/2007
TV Studio Transmitter Link                   KGH-66            08/01/2007
TV Pickup                                    KK-4138           08/01/2007
TV Pickup                                    KL-2535           08/01/2007
TV Pickup                                    KP-4407           08/01/2007
R/P Base Mobile System                       KQB-618           08/01/2007
TV Pickup                                    KR-7688           08/01/2007
TV Pickup                                    KR-7693           08/01/2007
TV Pickup                                    KR-7771           08/01/2007
TV Pickup                                    KS-2001           08/01/2007
TV Pickup                                    KY-2899           08/01/2007
R/P Mobile                                   KY-5608           08/01/2007
TV Studio Transmitter Link                   KZO-21            08/01/2007
TV Intercity Relay                           WFW-575           08/01/2007
TV Intercity Relay                           WGI-290           08/01/2007
TV Intercity Relay                           WHB-674           08/01/2007
TV Intercity Relay                           WLI-324           08/01/2007
TV Intercity Relay                           WLI-325           08/01/2007
TV Intercity Relay                           WLI-337           08/01/2007


                              Erie, Pennsylvania
                    (Nexstar Broadcasting of Erie, L.L.C.)


Facility Type                                Call Sign         Exp. Date
-------------                                ---------         ----------

TV Broadcast Station License                 WJET-TV           08/01/2007
Auxiliary TV Broadcast Pickup                KC-26079          08/01/2007
TV Intercity Relay                           WPJE-618          08/01/2007
Weather Radar Station                        WPOZ-488          09/14/2004
R/P Base Mobile System                       WSM-744           08/01/2007

                             St. Joseph, Missouri
                  (Nexstar Broadcasting of the Midwest, Inc.)

Facility Type                           Call Sign           Exp. Date
-------------                           ---------           ----------

TV Broadcast Station License            KQTV                02/01/2006
TV Pickup                               KC-26093            02/01/2006
R/P Automatic Relay                     KQB-577             02/01/2006


                               Joplin, Missouri
                   (Nexstar Broadcasting of Joplin, L.L.C.)

Facility Type                           Call Sign           Exp. Date
-------------                           ---------           ----------

TV Broadcast Station License            KSNF                02/01/2006
TV Pickup                               KW-6078             02/01/2006
Business Radio                          WNKN-977            01/04/2003
Weather Radar Station                   WPMJ-419            08/12/2003


                             Terre Haute, Indiana
                  (Nexstar Broadcasting of the Midwest, Inc.)


Facility Type                           Call Sign           Exp. Date
-------------                           ---------           ----------

TV Broadcast Station License            WTWO                08/01/2005
TV Pickup                               KC-26086            08/01/2005
R/P Base Mobile System                  KLH-391             08/01/2005
Weather Radar Station                   KVB-629             03/30/2004
Broadcast Auxiliary                     KW-4107             08/01/2005
TV Pickup                               KW-4108             08/01/2005
TV Intercity Relay                      WHF-306             08/01/2005
TV Intercity Relay                      WMU-968             08/01/2005
Weather Radar Station                   WPPH-816            01/06/2005


                             Springfield, Illinois
                  (Nexstar Broadcasting of Champaign, L.L.C.)

Facility Type                           Call Sign           Exp. Date
-------------                           ---------           ----------

TV Broadcast Station License            WCFN                12/01/2005
TV Studio Transmitter Link              WLD-973             12/01/2005

                              Champaign, Illinois
                  (Nexstar Broadcasting of Champaign, L.L.C.)


Facility Type                           Call Sign              Exp. Date
-------------                           ---------              ----------

TV Broadcast Station License            WCIA                   12/01/2005
Auxiliary Low Power Station             BLP00192               12/01/2005
Auxiliary Low Power Station             BLP00322               12/01/2005
Auxiliary Low Power Station             BLP00544               12/01/2005
Auxiliary Low Power Station             BLP00883               12/01/2005
Auxiliary Low Power Station             BLP00919               12/01/2005
Auxiliary Low Power Station             BLP01124               12/01/2005
Auxiliary Low Power Station             BLP01128               12/01/2005
TV Pickup                               KA-95317               12/01/2005
TV Pickup                               KC-5875                12/01/2005
Auxiliary Remote Pickup                 KSD-920                12/01/2005
Auxiliary Remote Pickup                 KSD-921                12/01/2005
TV Studio Transmitter Link              KSG-35                 12/01/2005
TV Intercity Relay                      KSI-74                 12/01/2005
TV Intercity Relay                      KSI-75                 12/01/2005
TV Pickup                               KW-6073                12/01/2005
TV Pickup                               KW-6074                12/01/2005
TV Intercity Relay                      WBJ-983                12/01/2005
TV Intercity Relay                      WBJ-986                12/01/2005
TV Intercity Relay                      WBJ-987                12/01/2005
TV Intercity Relay                      WBJ-988                12/01/2005
TV Intercity Relay                      WLG-233                12/01/2005
TV Intercity Relay                      WPNL-408               12/01/2005


                                Peoria, Illinois
                    (Nexstar Broadcasting of Peoria, L.L.C.)


Facility Type                           Call Sign              Exp. Date
-------------                           ---------              ----------

TV Broadcast Station License            WMBD-TV                12/01/2005
TV Pickup                               KA-88843               12/01/2005
TV Pickup                               KA-88844               12/01/2005
Remote Pickup Mobile System             KS-2010                12/01/2005
TV Intercity Relay                      KSI-71                 12/01/2005
TV Intercity Relay                      KSI-72                 12/01/2005
TV Intercity Relay                      KSI-73                 12/01/2005
TV Studio Transmitter Link              KSK-48                 12/01/2005
TV Intercity Relay                      WBJ-984                12/01/2005
TV Intercity Relay                      WBJ-985                12/01/2005
TV Intercity Relay                      WLG-752                12/01/2005
TV Intercity Relay                      WMV-276                12/01/2005
___________________

Applications seeking FCC consent to the assignment of the licenses of transmit/receive satellite earth station E920434, business radio station KAP-730 and operational fixed microwave station WNTX-533 from their current licensees to a Nexstar Company were filed with the FCC on December 20 and 21, 2001. These applications are currently pending with the FCC. The current licensees and a Nexstar Company have entered into a Station Use Agreement to allow the Nexstar Company to use these stations during the pendency of the assignment applications.

                              Wichita Falls, Texas
                 (Mission Broadcasting of Wichita Falls, Inc.)


Facility Type                           Call Sign              Exp. Date
-------------                           ---------              ----------

TV Broadcast Station License            KJTL                   08/01/2006
LPTV Broadcast Station License          KJBO-LP                08/01/2006
TV Translator License                   K47DK                  06/01/2006
TV Translator License                   K53DS                  06/01/2006
TV Studio Transmitter Link              WLD-942                08/01/2006
TV Studio Transmitter Link              WLJ-748                08/01/2006


                             Scranton, Pennsylvania
                          (Bastet Broadcasting, Inc.)


Facility Type                           Call Sign              Exp. Date
-------------                           ---------              ----------

TV Broadcast Station License            WYOU                   08/01/2007
TV Translator License                   W19AR                  08/01/2007
TV Translator License                   W26AT                  08/01/2007
TV Translator License                   W54AV                  08/01/2007
TV Translator License                   W55AG                  08/01/2007
TV Translator License                   W60AH                  08/01/2007
TV Translator License                   W66AI                  08/01/2007
Auxiliary Low Power                     BLQ-375                08/01/2007
TV Pickup                               KA-35173               08/01/2007
TV Pickup                               KA-35184               08/01/2007
TV Pickup                               KA-35185               08/01/2007
Auxiliary Remote Pickup                 KB-97161               08/01/2007
TV Studio Transmitter Link              KGH-69                 08/01/2007
TV Intercity Relay                      KGI-49                 08/01/2007
TV Intercity Relay                      KHC-88                 08/01/2007
TV Pickup                               KO-9753                08/01/2007
Auxiliary Remote Pickup                 KPH-450                08/01/2007
Auxiliary Remote Pickup                 KPJ-719                08/01/2007
Auxiliary Remote Pickup                 KQB-642                08/01/2007
Auxiliary Remote Pickup                 KQB-643                08/01/2007
TV Intercity Relay                      WFD-523                08/01/2007
TV Studio Transmitter Link              WLL-212                08/01/2007
TV Intercity Relay                      WLO-276                08/01/2007
TV Intercity Relay                      WLO-277                08/01/2007
TV Studio Transmitter Link              WPNF-884               08/01/2007


                               Erie, Pennsylvania
                          (Bastet Broadcasting, Inc.)


Facility Type                           Call Sign              Exp. Date
-------------                           ---------              ----------

TV Broadcast Station License            WFXP                   08/01/2007
TV Studio Transmitter Link              WLD-767                08/01/2007

                                   EXHIBIT A

                                   EXHIBIT B

                                   EXHIBIT C

                                    ANNEX I

          Resale Pursuant to Regulation S or Rule 144A. Each Initial Purchaser understands that:

          Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 under the Securities Act as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Securities Act or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as permitted by and include the statements required by Regulation S.

          Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 under the Securities Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be
                                              --------------
     offered and sold within the United States or to, or for the account or benefit of, U.S. persons as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S."

          Such Initial Purchaser agrees that the Securities offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of the Securities Act and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

                                    Annex-1